UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 7, 2006

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Principal Officer

On November 7, 2006, David G. Franz, Jr. resigned as Chief Financial Officer of Semtech Corporation (the “Company”). Mr. Franz will remain employed by the Company on a special assignment reporting to the Chief Executive Officer for a limited period.

(c) Appointment of Principal Officer

On November 7, 2006, the Company appointed Alan Bennett as Interim Chief Financial Officer, in which capacity he will serve until a replacement has been identified and assumes the Chief Financial Officer role. The Company has commenced a search to identify a new Chief Financial Officer.

Mr. Bennett, age 41, joined the Company as Tax Manager in September 2000, in which position he served until April 2003. From April 2003 until January 2006, Mr. Bennett served as Tax Director. From January 2006 to the present, Mr. Bennett has served as Corporate Controller of the Company.

Key elements of the compensation package to be provided to Mr. Bennett are an annual base salary of $175,000, a monthly car allowance and participation in the Company’s Cash Bonus Incentive Plan, with an annual target award level of 40% of base salary. Mr. Bennett will continue to participate in the Semtech Executive Compensation Plan, a non-qualified deferred compensation plan, with the opportunity to annually defer 100% of base salary, and the Company will continue to match the first 10% of the deferrals. Mr. Bennett is also eligible to participate in broad-based benefit plans and programs generally available to the Company’s salaried employees, including health, disability and life insurance programs, a qualified 401K plan, and the Company’s stock option program.

Mr. Bennett has no “family relationships,” as defined in Item 404(d) of Regulation S-K, with any director or executive officer of the Company. There are no arrangements or understandings between Mr. Bennett and any other person pursuant to which Mr. Bennett was selected as an officer. Since the beginning of the fiscal year, there has not been any transaction and there is no currently proposed transaction, or series of similar transactions, involving Mr. Bennett, or deemed to involve Mr. Bennett, of the type described in Item 404(a) of SEC Regulation S-K.

Item 8.01 Other Events.

As previously reported, on June 15, 2006 the Company received a Staff Determination letter from the Nasdaq Stock Market indicating that the Company’s securities are subject to delisting from The Nasdaq National Market because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 (“First Quarter Form 10-Q”) and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). On July 20, 2006, the Company announced that it expects to restate its financial statements for fiscal years 2002 through 2006 to record additional non-cash compensation expense related to stock options. The restatement will also affect financial statements for earlier fiscal years and adjustments for those earlier years will be reflected as part of the opening balances in the financial statements for the restatement period. Also as previously reported, a Nasdaq Listing Qualifications Panel (the “Panel”) granted the Company’s request for additional time to regain compliance and set November 10, 2006 as the date by which the Company must file all required restatements and the First Quarter Form 10-Q. On August 29, 2006 the Company announced that it would be unable to timely file its Form 10-Q for the fiscal quarter ended July 30, 2006 (“Second Quarter Form 10-Q”), and stated its intention to file it by the November 10 deadline established by Nasdaq with respect to the other reports. On October 27, 2006, the Company updated the Panel on its progress toward filing and requested an extension of the deadline until November 27, 2006. On November 6, 2006, the Panel granted the Company’s request for additional time to regain compliance and set November 27, 2006 as the date by which the Company must file all required restatements, the First Quarter Form 10-Q, and the Second Quarter Form 10-Q. Although the Company is working diligently to file all required reports with the SEC by November 27, 2006, and thereby regain compliance with Nasdaq’s continued listing requirements, it can provide no assurances that it will be able to do so.

On November 7, 2006, John M. Baumann resigned as the Company’s Treasurer. Mr. Baumann will remain employed by the Company for a limited period.

On November 7, 2006, the Company appointed Suzanna Fabos as General Counsel. Ms. Fabos will report directly to the Company’s Chief Executive Officer. Ms. Fabos has served the Company as Corporate Counsel since 2000.

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as “expects,” “anticipates,” “intends,” “estimates,” “believes,” “projects,” “should,” “will,” “plans” and similar words.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected, including whether the Company will meet the November 27, 2006 deadline by which to file its delinquent quarterly reports and required restatements. Forward-looking statement should be considered in conjunction with the cautionary statements contained in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2006, in the Company’s other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2006	SEMTECH CORPORATION

By:	/s/ Mohan R. Maheswaran
Mohan R. Maheswaran
Chief Executive Officer

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